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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                        AMENDMENT NO. 1 TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 31, 2003
         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                   Dtomi, Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                        98-0207554
(State or other jurisdiction   (Commission          (IRS  Employer
 of incorporation)              File  Number)       Identification  No.)


            200 9th Avenue, Suite 220, Safety Harbor, Florida 34965
     ----------------------------------------------------------------------
        (Address of principal executive offices)           (Zip Code)

                                 (727) 723-8664
          ------------------------------------------------------------
               Registrant's telephone number, including area code


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

          Dtomi, Inc. (the "Registrant") filed a Form 8-K dated October 9, 2002, in which it was reported that the Registrant`s executed a Share Exchange
Agreement with Network 60, LLC ("Network 60"), a New York limited liability company (the "Share Exchange Agreement"). In connection with the Registrants due diligence of Network 60 and accompanying review of the Registrant's business strategy, the Registrant has decided not to proceed with the Share Exchange Agreement. Accordingly, no shares of the Registrant will be exchanged for shares of Network 60 and the Share Exchange Agreement has been terminated.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          None.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Dtomi, Inc.
                                            (Name of Registrant)


Date:  January  31,  2003                    By:   /s/  John  "JT"  Thatch
                                                   -----------------------
                                                        John  "JT"  Thatch
                                                        President/CEO

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